SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 11, 2000
                                                          --------------

                          COMMISSION FILE NUMBER 0-7570


DELAWARE                   CANANDAIGUA BRANDS, INC.               16-0716709
                                AND ITS SUBSIDIARIES:
NEW YORK                   BATAVIA WINE CELLARS, INC.             16-1222994
NEW YORK                   CANANDAIGUA WINE COMPANY, INC.         16-1462887
NEW YORK                   CANANDAIGUA EUROPE LIMITED             16-1195581
ENGLAND AND WALES          CANANDAIGUA LIMITED                    98-0198402
NEW YORK                   POLYPHENOLICS, INC.                    16-1546354
NEW YORK                   ROBERTS TRADING CORP.                  16-0865491
NETHERLANDS                CANANDAIGUA B.V.                       98-0205132
DELAWARE                   FRANCISCAN VINEYARDS, INC.             94-2602962
CALIFORNIA                 ALLBERRY, INC.                         68-0324763
CALIFORNIA                 CLOUD PEAK CORPORATION                 68-0324762
CALIFORNIA                 M.J. LEWIS CORP.                       94-3065450
CALIFORNIA                 MT. VEEDER CORPORATION                 94-2862667
DELAWARE                   BARTON INCORPORATED                    36-3500366
DELAWARE                   BARTON BRANDS, LTD.                    36-3185921
MARYLAND                   BARTON BEERS, LTD.                     36-2855879
CONNECTICUT                BARTON BRANDS OF CALIFORNIA, INC.      06-1048198
GEORGIA                    BARTON BRANDS OF GEORGIA, INC.         58-1215938
ILLINOIS                   BARTON CANADA, LTD.                    36-4283446
NEW YORK                   BARTON DISTILLERS IMPORT CORP.         13-1794441
DELAWARE                   BARTON FINANCIAL CORPORATION           51-0311795
WISCONSIN                  STEVENS POINT BEVERAGE CO.             39-0638900
ILLINOIS                   MONARCH IMPORT COMPANY                 36-3539106
(State or other            (Exact name of registrant as           (I.R.S.
jurisdiction of            specified in its charter)              Employer
incorporation or                                                  Identification
organization)                                                     No.)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     Canandaigua Brands, Inc. released the following information on April 11, 2000 regarding its fourth quarter and fiscal 2000 results:

   CANANDAIGUA BRANDS REPORTS RECORD FOURTH QUARTER AND FISCAL 2000 RESULTS

FAIRPORT, NEW YORK, APRIL 11, 2000 - Canandaigua Brands, Inc. (NYSE: CDB and CDB.B), reported net income of $16 million for the three months ended February 29, 2000 ("Fourth Quarter 2000"), representing a 30 percent increase over net income before extraordinary items reported for the three months ended February 28, 1999 ("Fourth Quarter 1999"). Net income of $77 million for the twelve months ended February 29, 2000 ("Fiscal 2000"), represented an increase of 25 percent over net income before extraordinary items, reported for the twelve months ended February 28, 1999 ("Fiscal 1999"). Earnings per share on a diluted basis for Fourth Quarter 2000 and for Fiscal 2000 were $0.84 and $4.18, respectively, representing increases of 29 percent and 27 percent, respectively, as compared to Fourth Quarter 1999 and Fiscal 1999 earnings before extraordinary items.
      For comparison purposes, net income for Fiscal 2000 includes pretax nonrecurring charges of approximately $6 million, or the equivalent of $0.18 per share on a diluted basis. Fourth Quarter 1999 and Fiscal 1999 net income include pretax nonrecurring charges of approximately $3 million, or the equivalent of $0.08 per share on a diluted basis.
      Richard Sands, Chairman and Chief Executive Officer of Canandaigua Brands, said, "This has been an exceptional year for our Company. We have successfully managed the seamless integration of four acquisitions which have contributed to the continued growth and outstanding performance of the Company. Our Franciscan Estates acquisition has enhanced the Company's portfolio, providing diversity as well as opportunities to expand our presence in the fine wine category. The Black Velvet and Franciscan Estates portfolios exceeded our expectations in Fiscal 2000, a tribute to our experienced management team at Barton and Franciscan. Matthew Clark's initiatives to grow market share in cider and wine and to capitalize on opportunities in the growing independent wholesale market are already showing positive results."
      Mr. Sands added, "Canandaigua's base business also performed very well in Fiscal 2000. We continue to experience strong growth in our Mexican beer portfolio with year-over-year volume increasing by 17 percent despite implementing the first price increase in over eight years. Arbor Mist continues to lead the fruit-flavored varietal wine category, setting the pace for further growth and profits. We will be introducing new products in several categories in Fiscal 2001, including wine, spirits, cider and bottled water, to lay the groundwork for future growth. I am very pleased that we are entering the new millennium with a solid foundation for increasing shareholder value."

CONSOLIDATED RESULTS
      Net sales reached $527 million in Fourth Quarter 2000, a 15 percent increase over Fourth Quarter 1999. The sales increase can be attributed primarily to the growth in the beer portfolio and Matthew Clark wholesale business as well as the acquisition of the Black Velvet and Franciscan Estates portfolios, which were not included in Fourth Quarter 1999 net sales. For Fiscal 2000, net sales grew by over 56 percent to $2.3 billion from $1.5 billion for Fiscal 1999. Approximately $700 million of the increase in net sales was related to the acquisitions completed since December 1998. Net sales growth of over 19 percent in the beer portfolio led the Company's 9 percent increase in net sales for the year, exclusive of acquisitions.
      Gross profit increased by 22 percent to $168 million in Fourth Quarter 2000 from $137 million reported a year ago. For Fiscal 2000, gross profit reached $722 million, an increase of over $274 million or 61% from Fiscal 1999. The increased sales and higher gross profit margins from the acquisitions accounted for the significant increase in gross profit.
      Selling, general and administrative expenses increased by 17 percent to $114 million in Fourth Quarter 2000. The increase in the quarter can be attributed primarily to the acquisitions that occurred after Fourth Quarter 1999. Selling, general and administrative expenses for Fiscal 2000 were $182 million higher than in Fiscal 1999 for the same reason.
      Operating income for Fourth Quarter 2000 increased 34 percent to $54 million from $40 million (excluding the pretax nonrecurring charge of approximately $3 million reported in Fourth Quarter 1999). Fiscal 2000 and Fiscal 1999 operating income were $241 million and $149 million, respectively, excluding pretax nonrecurring charges of approximately $6 million and approximately $3 million, respectively.
      Net interest expense increased to $28 million in Fourth Quarter 2000 from $18 million reported in Fourth Quarter 1999. For Fiscal 2000, net interest expense grew to $106 million from $41 million in Fiscal 1999. The increases in Fourth Quarter 2000 and Fiscal 2000 can be attributed to increased debt to fund the acquisitions made since December 1998.
      Net income and fully diluted earnings per share in Fourth Quarter 2000 were $16 million and $0.84, respectively, as compared to net income and fully diluted earnings per share before extraordinary items of $12 million and $0.65, respectively, reported in Fourth Quarter 1999. The Company incurred an extraordinary charge of approximately $11 million after income taxes in Fourth Quarter 1999. This charge resulted from fees related to the replacement of the Company's bank credit facility. For Fiscal 2000, net income and fully diluted earnings per share were $77 million and $4.18, respectively. Net income and fully diluted earnings per share before extraordinary items in Fiscal 1999 were $62 million and $3.30, respectively.

BARTON RESULTS
      Barton net sales for Fourth Quarter 2000 were $172 million, an increase of 30 percent from the $132 million reported for Fourth Quarter 1999. The increase can be attributed to selling price increases and volume growth in the Mexican beer portfolio as well as sales from the Black Velvet acquisition. For Fiscal 2000, net sales grew to $838 million from $665 million, representing an increase of 26 percent versus a year ago for the same reasons indicated.
      Operating income grew to $28 million in Fourth Quarter 2000, an increase of 38 percent versus a year ago. Fiscal 2000 and Fiscal 1999 operating income were $143 million and $103 million, respectively, an increase of 39 percent. The volume and sales growth generated by the beer portfolio, coupled with the Black Velvet acquisition, accounted for the increase in operating income for Fourth Quarter 2000 and for Fiscal 2000, partially offset by increased selling and marketing expenses related to the growth of the Mexican beer portfolio.

CANANDAIGUA WINE RESULTS
      Canandaigua Wine net sales for Fourth Quarter 2000 increased 3 percent to $171 million. Fiscal 2000 and Fiscal 1999 net sales were $712 million and $669 million, respectively, representing a 6% increase. The net sales growth can be attributed to the impact of favorable volume and mix primarily related to Arbor Mist sales. Additionally, grape juice concentrate and bulk wine sales increased 15 percent in Fourth Quarter 2000 and 17 percent for Fiscal 2000 versus a year ago.
      Operating income increased 17 percent in Fourth Quarter 2000 to $12 million driven by modestly higher net sales and cost structure improvements. The impact of favorable volume and lower marketing costs was partially offset by slightly lower average prices. For Fiscal 2000, excluding a nonrecurring charge of approximately $3 million, operating income grew to $49 million, an increase of 7 percent versus a year ago, primarily related to increased net sales.

MATTHEW CLARK RESULTS
      Net sales in Fourth Quarter 2000 increased 5 percent to reach $166 million driven primarily by growth in the wholesale business. The Company acquired control of Matthew Clark during Fourth Quarter 1999. Net sales for Fiscal 2000 were $730 million, an increase of $571 million from Fiscal 1999, most of which reflects the timing of the acquisition. Matthew Clark net sales increased 9 percent for Fiscal 2000 as compared to pro forma net sales for the previous twelve months.
      Operating income grew to $14 million in Fourth Quarter 2000, an increase of 20 percent as compared to Fourth Quarter 1999 operating income, excluding the pretax nonrecurring charge of approximately $3 million in Fourth Quarter 1999. The increase can be attributed primarily to higher net sales and reduced marketing costs. For Fiscal 2000, operating income, excluding a nonrecurring charge of approximately $3 million, grew to $51 million, approximately $40 million higher than Fiscal 1999, which only included Matthew Clark's results during Fourth Quarter 1999.

FRANCISCAN RESULTS
      The Company completed the acquisitions of Franciscan Estates and Simi Winery in June 1999, both of which are being managed and reported together as the Franciscan Estates division of the Company. Net sales and operating income in Fourth Quarter 2000 were $18 million and $5 million, respectively. Fiscal 2000 net sales and operating income were $62 million and $13 million, respectively, representing 9 months of operations. On a pro forma basis, net sales for Fiscal 2000 increased by 24 percent versus the comparable year-ago period.

      Canandaigua Brands, Inc., headquartered in Fairport, New York, is a leader in the production, marketing and distribution of beverage alcohol products in North America and the United Kingdom. The Company markets more than 180 premier brands, including imported beers, wines, spirits, cider and bottled water, and is a leading drinks wholesaler in the United Kingdom. Canandaigua Brands can be found on the Internet at www.cbrands.com.

      ---------------------------------------------------------------------

                   CONSOLIDATED FINANCIAL STATEMENTS FOLLOW

                   CANANDAIGUA BRANDS, INC., AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                 February 29,       February 28,
                                                     2000               1999
                                                 -----------        -----------
ASSETS
------
CURRENT ASSETS:
  Cash and cash investments                       $   34,308         $   27,645
  Accounts receivable, net                           291,108            260,433
  Inventories, net                                   615,700            508,571
  Prepaid expenses and other current assets           54,881             59,090
                                                  ----------         ----------
    Total current assets                             995,997            855,739
PROPERTY, PLANT AND EQUIPMENT, net                   542,971            428,803
OTHER ASSETS                                         809,823            509,234
                                                  ----------         ----------
  Total assets                                    $2,348,791         $1,793,776
                                                  ==========         ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES:
  Notes payable                                   $   26,800         $   87,728
  Current maturities of long-term debt                53,987              6,005
  Accounts payable                                   122,213            122,746
  Accrued excise taxes                                30,446             49,342
  Other accrued expenses and liabilities             204,771            149,451
                                                  ----------         ----------
    Total current liabilities                        438,217            415,272
LONG-TERM DEBT, less current maturities            1,237,135            831,689
DEFERRED INCOME TAXES                                116,447             88,179
OTHER LIABILITIES                                     36,152             23,364
STOCKHOLDERS' EQUITY                                 520,840            435,272
                                                  ----------         ----------
  Total liabilities and stockholders' equity      $2,348,791         $1,793,776
                                                  ==========         ==========


                            CANANDAIGUA BRANDS, INC., AND SUBSIDIARIES
                            CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                               (in thousands, except per share data)
                                                    Three Months         Three Months
                                                        Ended                Ended           Percent
                                                  February 29, 2000    February 28, 1999      Change
                                                  -----------------    -----------------     -------
Gross sales                                           $ 704,790            $ 610,618           15.4%
Net sales                                             $ 527,200            $ 459,443           14.7%
Cost of product sold                                   (359,677)            (322,401)          11.6%
                                                      ---------            ---------
  Gross profit                                          167,523              137,042           22.2%
Selling, general and administrative expenses           (113,779)             (96,965)          17.3%
Nonrecurring charges                                       --                 (2,616)           N/A
                                                      ---------            ---------
  Operating income                                       53,744               37,461           43.5%
Interest expense, net                                   (27,863)             (17,762)          56.9%
                                                      ---------            ---------
  Income before taxes and extraordinary item             25,881               19,699           31.4%
Provision for income taxes                              (10,353)              (7,781)          33.1%
                                                      ---------            ---------
  Income before extraordinary item                       15,528               11,918           30.3%
Extraordinary item, net of taxes                           --                (11,437)           N/A
                                                      ---------            ---------
  Net income                                          $  15,528            $     481         3128.3%
                                                      =========            =========

Earnings per common share:
  Basic:
    Income before extraordinary item                  $    0.86            $    0.67           28.4%
    Extraordinary item                                     --                  (0.64)           N/A
                                                      ---------            ---------
  Earnings per common share - basic                   $    0.86            $    0.03         2766.7%
                                                      =========            =========
  Diluted:
    Income before extraordinary item                  $    0.84            $    0.65           29.2%
    Extraordinary item                                     --                  (0.62)           N/A
                                                      ---------            ---------
  Earnings per common share - diluted                 $    0.84            $    0.03         2700.0%
                                                      =========            =========

Weighted average common shares outstanding:
  Basic                                                  18,148               17,932            1.2%
  Diluted                                                18,566               18,475            0.5%

Segment Information:
Net sales:
  Barton
    Beer                                              $ 112,419            $  89,872           25.1%
    Spirits                                              60,065               42,512           41.3%
                                                      ---------            ---------
      Net sales                                       $ 172,484            $ 132,384           30.3%
                                                      ---------            ---------
  Canandaigua Wine
    Branded                                           $ 151,959            $ 149,746            1.5%
    Other                                                19,047               16,630           14.5%
                                                      ---------            ---------
      Net sales                                       $ 171,006            $ 166,376            2.8%
                                                      ---------            ---------
  Matthew Clark
    Branded                                           $  56,140            $  64,879          -13.5%
    Wholesale                                           109,842               93,881           17.0%
                                                      ---------            ---------
      Net sales                                       $ 165,982            $ 158,760            4.5%
                                                      ---------            ---------
  Franciscan                                          $  17,509            $    --              N/A
  Corporate Operations and Other                      $   1,250            $   1,923          -35.0%
  Intersegment eliminations                           $  (1,031)           $    --              N/A
                                                      ---------            ---------
Consolidated net sales                                $ 527,200            $ 459,443           14.7%
                                                      =========            =========

Operating Income:
  Barton                                              $  28,092            $  20,337           38.1%
  Canandaigua Wine                                       11,909               10,189           16.9%
  Matthew Clark                                          13,970                8,998           55.3%
  Franciscan                                              5,146                 --              N/A
  Corporate Operations and Other                         (5,373)              (2,063)         160.4%
                                                      ---------            ---------
Consolidated operating income                         $  53,744            $  37,461           43.5%
                                                      =========            =========

                            CANANDAIGUA BRANDS, INC., AND SUBSIDIARIES
                           CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                              (in thousands, except per share data)
                                                        Twelve               Twelve
                                                     Months Ended         Months Ended       Percent
                                                  February 29, 2000    February 28, 1999      Change
                                                  -----------------    -----------------     -------
Gross sales                                          $ 3,088,699          $ 1,984,801          55.6%
Net sales                                            $ 2,340,469          $ 1,497,343          56.3%
Cost of product sold                                  (1,618,009)          (1,049,309)         54.2%
                                                     -----------          -----------
  Gross profit                                           722,460              448,034          61.3%
Selling, general and administrative expenses            (481,909)            (299,526)         60.9%
Nonrecurring charges                                      (5,510)              (2,616)        110.6%
                                                     -----------          -----------
  Operating income                                       235,041              145,892          61.1%
Interest expense, net                                   (106,082)             (41,462)        155.9%
                                                     -----------          -----------
  Income before taxes and extraordinary item             128,959              104,430          23.5%
Provision for income taxes                               (51,584)             (42,521)         21.3%
                                                     -----------          -----------
  Income before extraordinary item                        77,375               61,909          25.0%
Extraordinary item, net of taxes                            --                (11,437)          N/A
                                                     -----------          -----------
  Net income                                         $    77,375          $    50,472          53.3%
                                                     ===========          ===========

Earnings per common share:
  Basic:
    Income before extraordinary item                 $      4.29          $      3.38          26.9%
    Extraordinary item                                      --                  (0.62)          N/A
                                                     -----------          -----------
  Earnings per common share - basic                  $      4.29          $      2.76          55.4%
                                                     ===========          ===========
  Diluted:
    Income before extraordinary item                 $      4.18          $      3.30          26.7%
    Extraordinary item                                      --                  (0.61)          N/A
                                                     -----------          -----------
  Earnings per common share - diluted                $      4.18          $      2.69          55.4%
                                                     ===========          ===========

Weighted average common shares outstanding:
  Basic                                                   18,054               18,293          -1.3%
  Diluted                                                 18,499               18,754          -1.4%

Segment Information:
Net sales:
  Barton
    Beer                                             $   570,380          $   478,611          19.2%
    Spirits                                              267,762              185,938          44.0%
                                                     -----------          -----------
      Net sales                                      $   838,142          $   664,549          26.1%
                                                     -----------          -----------
  Canandaigua Wine
    Branded                                          $   629,320          $   598,782           5.1%
    Other                                                 82,588               70,711          16.8%
                                                     -----------          -----------
      Net sales                                      $   711,908          $   669,493           6.3%
                                                     -----------          -----------
  Matthew Clark
    Branded                                          $   313,102          $    64,879         382.6%
    Wholesale                                            416,644               93,881         343.8%
                                                     -----------          -----------
      Net sales                                      $   729,746          $   158,760         359.7%
                                                     -----------          -----------
  Franciscan                                         $    62,119          $      --             N/A
  Corporate Operations and Other                     $     5,372          $     4,541          18.3%
  Intersegment eliminations                          $    (6,818)         $      --             N/A
                                                     -----------          -----------
Consolidated net sales                               $ 2,340,469          $ 1,497,343          56.3%
                                                     ===========          ===========

Operating Income:
  Barton                                             $   142,931          $   102,624          39.3%
  Canandaigua Wine                                        46,778               46,283           1.1%
  Matthew Clark                                           48,473                8,998         438.7%
  Franciscan                                              12,708                 --             N/A
  Corporate Operations and Other                         (15,849)             (12,013)         31.9%
                                                     -----------          -----------
Consolidated operating income                        $   235,041          $   145,892          61.1%
                                                     ===========          ===========

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CANANDAIGUA BRANDS, INC.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Executive Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Finance Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        ROBERTS TRADING CORP.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, President and
                                             Treasurer

                                        CANANDAIGUA B.V.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Authorized
                                             Representative


                                        FRANCISCAN VINEYARDS, INC.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        ALLBERRY, INC.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        CLOUD PEAK CORPORATION

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        M.J. LEWIS CORP.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        MT. VEEDER CORPORATION

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        BARTON INCORPORATED

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        BARTON BRANDS, LTD.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON CANADA, LTD.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        STEVENS POINT BEVERAGE CO.

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  April 11, 2000                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None